UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP    09.30.18

ANNUAL REPORT

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Limited Duration High Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 1

ANNUAL REPORT

November 9, 2018

This report provides management’s discussion of fund performance for AB Limited Duration High Income Portfolio for the annual reporting period ended September 30, 2018.

The Fund’s investment objective is to seek the highest level of income that is available without assuming what the Adviser considers to be undue risk to principal.

NAV RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB LIMITED DURATION HIGH INCOME PORTFOLIO
Class A Shares	2.10%	2.23%
Class C Shares	1.62%	1.37%
Advisor Class Shares[1]	2.13%	2.38%
Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged)	1.79%	2.59%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged), for the six- and 12-month periods ended September 30, 2018.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Security selection detracted from relative performance because of selections in retailers, other consumer cyclicals and telecommunications. Security selection within energy offset some of these losses. Yield-curve positioning was also negative, particularly a long duration exposure in the US, where rates rose across the spectrum. Industry allocation contributed, helped most by an underweight to sovereign bonds and utilization of total return swap derivatives. Country positioning (a result of bottom-up security analysis combined with fundamental research) also added to performance. Currency allocation did not have a significant impact on overall returns in the period.

During the six-month period, Class A and Advisor Class shares outperformed the benchmark, while Class C shares underperformed, before sales charges. Industry positioning contributed to returns, primarily because of an underweight to sovereign bonds and utilization of total return swap

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derivatives. Country and security selection also added to returns. Security selection in the banking sector was positive, while selection within telecommunications and other consumer cyclicals detracted. Yield-curve positioning detracted, primarily because of an overweight in US duration, as rates rose through the period. Currency positioning did not meaningfully affect overall performance in the period.

During both periods, the Fund utilized currency forwards and currency options, both purchased and written, to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were used to hedge market exposure. Interest rate swaps and treasury futures were used to manage duration, country exposure and yield-curve positioning. Equity futures were used to hedge and take active risk. Total return swaps, purchased CDS swaptions and credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit and growth risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the 12-month period, as volatility spiked in the latter part of the period on tighter monetary policy and escalating global trade tensions. Developed-market treasuries rallied, outperforming the positive returns of global high yield, while investment-grade securities ended the period in negative territory. Emerging-market debt sectors generally came under pressure from a stronger US dollar, the global trade war, a hawkish US Federal Reserve (the “Fed”) and political stress in several emerging-market countries.

The Fed raised interest rates four times in the period, as widely expected. Meanwhile, the European Central Bank started to scale back asset purchases, but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher.

Significant volatility shook a broad swath of capital markets. US yields rose dramatically, driven by higher inflation forecasts and expectations for continued rate increases from the Fed. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, triggered a search for quality. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war.

The Fund’s Senior Investment Management Team (the “Team”) continues to utilize its high-quality strategy that seeks attractive returns with less volatility than traditional high-yield approaches. The Team seeks to manage interest-rate risk by maintaining an average duration of less than four years. The Fund’s primary investments are high-yield corporate fixed-income securities from developed and emerging markets, particularly lower-rated, investment-grade and unrated debt securities.

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INVESTMENT POLICIES

The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service, CCC+ by S&P Global Ratings or CCC by Fitch Ratings at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.)

The Fund will invest on a global basis, including securities of issuers in both developed- and emerging-market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest-rate, credit market and currency fluctuations.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield 1-5 Year Index represents the performance of non-investment grade fixed-income securities in the US, developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/7/20111 TO 9/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Limited Duration High Income Portfolio Class A shares (from 12/7/20111 to 9/30/2018) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/7/2011.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			3.61%
1 Year	2.23%	-2.10%
5 Years	3.34%	2.45%
Since Inception[2]	4.65%	3.99%
CLASS C SHARES			3.02%
1 Year	1.37%	0.39%
5 Years	2.60%	2.60%
Since Inception[2]	3.88%	3.88%
ADVISOR CLASS SHARES[3]			4.03%
1 Year	2.38%	2.38%
5 Years	3.61%	3.61%
Since Inception[2]	4.92%	4.92%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.05%, 1.80% and 0.80% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.95%, 1.70% and 0.70% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2019. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2018.

2	Inception date: 12/7/2011.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.10%
5 Years	2.45%
Since Inception[1]	3.99%
CLASS C SHARES
1 Year	0.39%
5 Years	2.60%
Since Inception[1]	3.88%
ADVISOR CLASS SHARES[2]
1 Year	2.38%
5 Years	3.61%
Since Inception[1]	4.92%

1	Inception date: 12/7/2011.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,021.00	$4.76	0.94%	$4.81	0.95%
Hypothetical**	$1,000	$1,020.36	$4.76	0.94%	$4.81	0.95%
Class C
Actual	$1,000	$1,016.20	$8.54	1.69%	$8.59	1.70%
Hypothetical**	$1,000	$1,016.60	$8.54	1.69%	$8.59	1.70%
Advisor Class
Actual	$1,000	$1,021.30	$3.50	0.69%	$3.55	0.70%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%	$3.55	0.70%
Class R
Actual	$1,000	$1,018.70	$6.02	1.19%	$6.07	1.20%
Hypothetical**	$1,000	$1,019.10	$6.02	1.19%	$6.07	1.20%
Class K
Actual	$1,000	$1,020.00	$4.76	0.94%	$4.81	0.95%
Hypothetical**	$1,000	$1,020.36	$4.76	0.94%	$4.81	0.95%
Class I
Actual	$1,000	$1,022.30	$3.50	0.69%	$3.60	0.70%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%	$3.60	0.70%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

September 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $265.0

1

All data are as of September 30, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

September 30, 2018

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 57.8%
Industrial – 51.4%
Basic – 5.3%
Ashland LLC 4.75%, 8/15/22	U.S.$	1,171	$1,181,469
Axalta Coating Systems LLC 4.875%, 8/15/24(a)		300	294,300
Berry Global, Inc. 6.00%, 10/15/22		645	663,731
CF Industries, Inc. 7.125%, 5/01/20		435	459,386
Cleveland-Cliffs, Inc. 4.875%, 1/15/24(a)		445	437,555
Eldorado Gold Corp. 6.125%, 12/15/20(a)		185	175,754
FMG Resources (August 2006) Pty Ltd. 4.75%, 5/15/22(a)		980	968,828
5.125%, 5/15/24(a)		205	198,171
Freeport-McMoRan, Inc. 3.55%, 3/01/22		805	782,170
4.00%, 11/14/21		340	336,824
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		329	342,222
INEOS Finance PLC 4.00%, 5/01/23(a)	EUR	353	418,581
Lecta SA 6.50%, 8/01/23(a)		748	896,118
Novelis Corp. 6.25%, 8/15/24(a)	U.S.$	283	289,784
OCI NV 5.00%, 4/15/23(a)	EUR	300	367,041
Peabody Energy Corp. 6.00%, 3/31/22(a)	U.S.$	1,430	1,453,952
Plastipak Holdings, Inc. 6.25%, 10/15/25(a)		383	349,966
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		1,433	1,424,388
Sealed Air Corp. 4.875%, 12/01/22(a)		1,200	1,212,048
5.25%, 4/01/23(a)		364	370,425
Valvoline, Inc. 5.50%, 7/15/24		73	73,124
W.R. Grace & Co.-Conn 5.125%, 10/01/21(a)		1,381	1,417,596

			14,113,433

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 2.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(a)	U.S.$	1,381	$1,360,962
Ball Corp. 4.00%, 11/15/23		700	684,600
Bombardier, Inc. 6.125%, 1/15/23(a)		390	392,211
BWAY Holding Co. 4.75%, 4/15/24(a)	EUR	790	940,784
Clean Harbors, Inc. 5.125%, 6/01/21	U.S.$	795	797,647
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		139	142,287
Crown European Holdings SA 2.25%, 2/01/23(a)	EUR	116	137,465
EnPro Industries, Inc. 5.875%, 9/15/22	U.S.$	659	671,989
GFL Environmental, Inc. 5.625%, 5/01/22(a)		405	392,040
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		503	507,130
TA MFG. Ltd. 3.625%, 4/15/23(a)	EUR	695	822,730
Tervita Escrow Corp. 7.625%, 12/01/21(b)	U.S.$	450	464,031

			7,313,876

Communications - Media – 7.5%
Altice Financing SA 6.625%, 2/15/23(a)		1,193	1,203,415
Altice Luxembourg SA 7.75%, 5/15/22(a)		718	697,365
Altice US Finance I Corp. 5.375%, 7/15/23(a)		1,443	1,459,234
AMC Networks, Inc. 4.75%, 12/15/22		898	898,979
5.00%, 4/01/24		711	701,217
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		614	588,224
5.25%, 9/30/22		936	945,613
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		415	418,469
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, 11/15/22		1,564	1,594,029

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CSC Holdings LLC 6.625%, 10/15/25(a)	U.S.$	301	$317,257
6.75%, 11/15/21		1,424	1,501,494
DISH DBS Corp. 5.125%, 5/01/20		144	145,274
6.75%, 6/01/21		391	399,242
7.875%, 9/01/19		606	627,252
Lamar Media Corp. 5.00%, 5/01/23		671	681,957
Netflix, Inc. 5.50%, 2/15/22		954	985,282
Radiate Holdco LLC/Radiate Finance, Inc. 6.875%, 2/15/23(a)		119	114,476
RR Donnelley & Sons Co. 7.00%, 2/15/22		19	19,545
Sinclair Television Group, Inc. 5.375%, 4/01/21		718	721,992
6.125%, 10/01/22		745	759,967
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		850	835,703
TEGNA, Inc. 4.875%, 9/15/21(a)		1,398	1,400,055
6.375%, 10/15/23		317	326,906
Urban One, Inc. 7.375%, 4/15/22(a)		1,479	1,466,872
Virgin Media Secured Finance PLC 5.25%, 1/15/21		743	762,288
5.25%, 1/15/26(a)		335	328,300

			19,900,407

Communications - Telecommunications – 4.5%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	287	382,960
CB T-Mobile USA, Inc. 6.00%, 3/01/20(c)(d)	U.S.$	731	– 0	–
6.50%, 1/15/24(c)(d)		235	– 0	–
CenturyLink, Inc. Series S 6.45%, 6/15/21		464	483,585
Series T 5.80%, 3/15/22		260	264,485
DKT Finance ApS 7.00%, 6/17/23(a)	EUR	215	266,863
Frontier Communications Corp. 8.75%, 4/15/22	U.S.$	343	283,051

16 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hughes Satellite Systems Corp. 6.50%, 6/15/19	U.S.$	665	$678,320
7.625%, 6/15/21		587	634,083
Intelsat Jackson Holdings SA 9.50%, 9/30/22(a)		927	1,077,925
Level 3 Financing, Inc. 5.375%, 8/15/22		883	890,744
Level 3 Parent LLC 5.75%, 12/01/22		953	963,130
Qwest Capital Funding, Inc. 6.50%, 11/15/18		510	512,162
Qwest Corp. 6.75%, 12/01/21		265	282,888
Sable International Finance Ltd. 6.875%, 8/01/22(a)		438	457,171
Sprint Communications, Inc. 7.00%, 3/01/20(a)		667	692,600
9.00%, 11/15/18(a)		286	287,956
T-Mobile USA, Inc. 6.00%, 3/01/23		731	752,616
6.50%, 1/15/24		235	244,174
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		343	335,018
Wind Tre SpA 2.625%, 1/20/23(a)	EUR	972	1,066,471
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23	U.S.$	1,252	1,291,138

			11,847,340

Consumer Cyclical - Automotive – 0.3%
Fiat Chrysler Automobiles NV 4.50%, 4/15/20		456	459,511
IHO Verwaltungs GmbH 4.125% (4.125% PIK or 4.875% Cash), 9/15/21(a)(e)		200	198,162
Meritor, Inc. 6.25%, 2/15/24		155	157,965

			815,638

Consumer Cyclical - Entertainment – 0.7%
AMC Entertainment Holdings, Inc. 5.875%, 2/15/22		664	670,082
NCL Corp., Ltd. 4.75%, 12/15/21(a)		1,069	1,075,810

			1,745,892

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 4.7%
Beazer Homes USA, Inc. 8.75%, 3/15/22	U.S.$	804	$849,965
Cooperativa Muratori & Cementisti-CMC di Ravenna SC 6.00%, 2/15/23(a)	EUR	574	366,750
Diamond Resorts International, Inc. 7.75%, 9/01/23(a)	U.S.$	140	143,487
Jacobs Entertainment, Inc. 7.875%, 2/01/24(a)		40	42,303
KB Home 4.75%, 5/15/19		734	738,309
7.00%, 12/15/21		144	152,672
8.00%, 3/15/20		265	280,102
Lennar Corp. 4.125%, 12/01/18		200	200,006
4.50%, 6/15/19		150	150,722
LHMC Finco SARL 6.25%, 12/20/23(a)	EUR	108	129,868
MDC Holdings, Inc. 5.625%, 2/01/20	U.S.$	645	659,525
MGM Resorts International 6.00%, 3/15/23		47	48,647
6.625%, 12/15/21		916	971,024
7.75%, 3/15/22		96	105,122
Pinnacle Entertainment, Inc. 5.625%, 5/01/24		600	633,384
PulteGroup, Inc. 4.25%, 3/01/21		1,367	1,372,003
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 6.125%, 8/15/21(a)		43	42,986
Samsonite Finco SARL 3.50%, 5/15/26(a)	EUR	100	113,140
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)	U.S.$	1,137	1,117,375
Standard Industries, Inc./NJ 5.375%, 11/15/24(a)		295	294,985
5.50%, 2/15/23(a)		834	843,216
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.25%, 4/15/21(a)		896	900,328
Toll Brothers Finance Corp. 4.00%, 12/31/18		365	365,051
4.375%, 4/15/23		867	861,998
5.875%, 2/15/22		560	586,930

18 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)	U.S.$	395	$382,064

			12,351,962

Consumer Cyclical - Restaurants – 0.2%
Stonegate Pub Co. Financing PLC 4.875%, 3/15/22(a)	GBP	394	508,538

Consumer Cyclical - Retailers – 2.0%
Group 1 Automotive, Inc. 5.00%, 6/01/22	U.S.$	1,377	1,373,048
Hanesbrands, Inc. 4.625%, 5/15/24(a)		710	690,816
L Brands, Inc. 6.625%, 4/01/21		490	514,049
7.00%, 5/01/20		155	161,975
Penske Automotive Group, Inc. 5.75%, 10/01/22		1,393	1,419,063
Sonic Automotive, Inc. 5.00%, 5/15/23		1,179	1,108,437
William Carter Co. (The) 5.25%, 8/15/21		110	111,342

			5,378,730

Consumer Non-Cyclical – 5.3%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		578	583,300
Bausch Health Cos., Inc. 5.50%, 3/01/23(a)		555	534,165
6.50%, 3/15/22(a)		439	456,692
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		956	929,347
DaVita, Inc. 5.125%, 7/15/24		790	766,126
5.75%, 8/15/22		161	164,101
Dean Foods Co. 6.50%, 3/15/23(a)		72	67,841
Endo Finance LLC 5.75%, 1/15/22(a)		1,375	1,285,955
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		1,610	1,608,261
HCA Healthcare, Inc. 6.25%, 2/15/21		561	585,785
HCA, Inc. 5.875%, 3/15/22		608	647,137
6.50%, 2/15/20		416	432,802

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)	U.S.$	685	$703,611
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		1,025	1,059,563
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.75%, 8/01/22(a)		906	835,042
MEDNAX, Inc. 5.25%, 12/01/23(a)		1,539	1,545,125
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(a)		82	86,128
Tenet Healthcare Corp. 4.50%, 4/01/21		758	756,727
4.75%, 6/01/20		125	126,230
6.00%, 10/01/20		582	600,956
Voyage Care BondCo PLC 5.875%, 5/01/23(a)	GBP	238	293,526

			14,068,420

Energy – 8.9%
Antero Resources Corp. 5.125%, 12/01/22	U.S.$	1,406	1,427,259
Bristow Group, Inc. 8.75%, 3/01/23(a)		422	411,821
California Resources Corp. 8.00%, 12/15/22(a)		290	276,930
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		560	573,468
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24		511	560,281
Chesapeake Energy Corp. 5.375%, 6/15/21		550	549,373
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(a)		68	69,060
DCP Midstream Operating LP 4.95%, 4/01/22		1,011	1,030,017
Diamond Offshore Drilling, Inc. 3.45%, 11/01/23		450	394,596
Energy Transfer Equity LP 4.25%, 3/15/23		1,333	1,327,588
7.50%, 10/15/20		501	536,185
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		108	102,057
6.75%, 8/01/22		642	655,000
Gulfport Energy Corp. 6.00%, 10/15/24		400	390,364

20 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)	U.S.$	195	$197,024
HighPoint Operating Corp. 7.00%, 10/15/22		545	542,122
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(a)		938	914,981
Murphy Oil Corp. 4.00%, 6/01/22		296	291,838
Murphy Oil USA, Inc. 6.00%, 8/15/23		50	51,501
Nabors Industries, Inc. 4.625%, 9/15/21		1,332	1,313,845
5.50%, 1/15/23		656	646,652
Newfield Exploration Co. 5.75%, 1/30/22		319	334,130
Noble Holding International Ltd. 7.75%, 1/15/24		455	451,588
PBF Holding Co. LLC/PBF Finance Corp. 7.25%, 6/15/25		135	142,416
QEP Resources, Inc. 5.25%, 5/01/23		862	840,821
5.375%, 10/01/22		328	329,469
Range Resources Corp. 5.00%, 8/15/22-3/15/23		1,222	1,205,620
5.875%, 7/01/22		31	31,489
Sanchez Energy Corp. 7.25%, 2/15/23(a)		210	207,060
SemGroup Corp. 7.25%, 3/15/26		403	402,005
SemGroup Corp./Rose Rock Finance Corp. 5.625%, 7/15/22		241	239,193
SM Energy Co. 6.125%, 11/15/22		240	247,188
Southern Star Central Corp. 5.125%, 7/15/22(a)		2,000	1,997,720
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(a)		1,150	1,139,213
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, 11/15/19		1,150	1,150,563
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		289	305,814
Transocean, Inc. 9.00%, 7/15/23(a)		485	528,873
Weatherford International Ltd. 7.75%, 6/15/21		565	554,999

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Whiting Petroleum Corp. 5.75%, 3/15/21	U.S.$	1,201	$1,230,869
WPX Energy, Inc. 6.00%, 1/15/22		81	83,976

			23,684,968

Other Industrial – 1.0%
Algeco Global Finance PLC 8.00%, 2/15/23(a)		251	256,841
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		866	856,907
7.00%, 6/15/23		242	245,034
LKQ Corp. 4.75%, 5/15/23		662	662,404
Travis Perkins PLC 4.50%, 9/07/23(a)	GBP	485	623,539

			2,644,725

Services – 2.5%
ADT Security Corp. (The) 3.50%, 7/15/22	U.S.$	868	823,402
6.25%, 10/15/21		367	385,677
APX Group, Inc. 7.875%, 12/01/22		1,276	1,301,277
Aramark Services, Inc. 5.125%, 1/15/24		141	142,571
Arena Luxembourg Finance SARL 2.875%, 11/01/24(a)	EUR	109	126,826
Carlson Travel, Inc. 6.75%, 12/15/23(a)	U.S.$	816	820,423
eDreams ODIGEO SA 5.50%, 9/01/23(a)	EUR	169	197,252
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20	U.S.$	560	560,017
5.00%, 4/15/22(a)		680	662,912
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		489	523,817
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)		85	85,002
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		300	300,399
5.375%, 4/15/23(a)		792	796,601

			6,726,176

Technology – 3.4%
Amkor Technology, Inc. 6.375%, 10/01/22		305	310,399

22 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)	U.S.$	542	$557,631
7.125%, 6/15/24(a)		211	226,308
First Data Corp. 5.375%, 8/15/23(a)		1,284	1,305,790
Infor US, Inc. 5.75%, 8/15/20(a)		827	838,380
6.50%, 5/15/22		545	551,976
Ingram Micro, Inc. 5.45%, 12/15/24		89	87,552
IQVIA, Inc. 3.25%, 3/15/25(a)	EUR	248	293,434
4.875%, 5/15/23(a)	U.S.$	673	676,271
Iron Mountain, Inc. 4.375%, 6/01/21(a)		294	294,641
6.00%, 8/15/23		521	535,213
NXP BV/NXP Funding LLC 4.125%, 6/01/21(a)		537	537,548
4.625%, 6/01/23(a)		509	516,141
Sanmina Corp. 4.375%, 6/01/19(a)		1,524	1,530,492
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		195	213,435
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(a)		558	541,561

			9,016,772

Transportation - Services – 2.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		201	200,083
Europcar Mobility Group 5.75%, 6/15/22(a)	EUR	871	1,041,340
Herc Rentals, Inc. 7.50%, 6/01/22(a)	U.S.$	573	605,718
7.75%, 6/01/24(a)		93	100,212
Hertz Corp. (The) 7.375%, 1/15/21		948	947,318
Hertz Holdings Netherlands BV 5.50%, 3/30/23(a)	EUR	221	262,140
Loxam SAS 3.50%, 4/15/22(a)		112	134,264
4.25%, 4/15/24(a)		105	128,897
Park Aerospace Holdings Ltd. 4.50%, 3/15/23(a)	U.S.$	155	152,092
5.25%, 8/15/22(a)		170	172,314
United Rentals North America, Inc. 4.625%, 7/15/23		902	910,533

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

XPO Logistics, Inc. 6.125%, 9/01/23(a)	U.S.$	1,311	$1,358,537

			6,013,448

			136,130,325

Financial Institutions – 5.0%
Banking – 2.9%
Ally Financial, Inc. 3.75%, 11/18/19		380	380,513
4.125%, 3/30/20-2/13/22		506	507,510
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(f)	EUR	200	235,956
Banco Santander SA 6.25%, 9/11/21(a)(f)		300	362,453
6.75%, 4/25/22(a)(f)		300	375,473
Barclays PLC 8.00%, 12/15/20(f)		340	435,228
CIT Group, Inc. 5.00%, 8/15/22	U.S.$	108	110,159
5.25%, 3/07/25		746	760,331
Citigroup Capital XVIII 1.688% (Sterling LIBOR 3 Month + 0.89%), 6/28/67(g)	GBP	643	754,278
Credit Agricole SA 6.625%, 9/23/19(a)(f)	U.S.$	442	446,274
Lloyds Banking Group PLC 7.625%, 6/27/23(a)(f)	GBP	410	577,856
Royal Bank of Scotland Group PLC Series U 4.706% (LIBOR 3 Month + 2.32%), 9/30/27(f)(g)	U.S.$	900	847,773
Societe Generale SA 7.375%, 9/13/21(a)(f)		386	398,761
UBS Group Funding Switzerland AG 7.125%, 2/19/20-8/10/21(a)(f)		802	831,742
UniCredit SpA 9.25%, 6/03/22(a)(f)	EUR	427	552,782

			7,577,089

Brokerage – 0.1%
LPL Holdings, Inc. 5.75%, 9/15/25(a)	U.S.$	168	164,028

Finance – 1.1%
goeasy Ltd. 7.875%, 11/01/22(a)		626	652,373

24 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	204	$245,275
7.375%, 4/15/21(a)	U.S.$	200	206,494
Navient Corp. 5.50%, 1/25/23		506	504,811
6.50%, 6/15/22		496	514,937
7.25%, 9/25/23		137	145,613
8.00%, 3/25/20		296	312,650
SLM Corp. 5.125%, 4/05/22		449	446,064

			3,028,217

Insurance – 0.1%
Polaris Intermediate Corp. 8.50%, 12/01/22(a)(e)		270	279,369

Other Finance – 0.7%
Intrum AB 2.75%, 7/15/22(a)	EUR	731	823,266
3.125%, 7/15/24(a)		355	390,534
LHC3 PLC 4.125% (4.125% PIK or 4.875% Cash), 8/15/24(a)(e)		457	531,622

			1,745,422

REITS – 0.1%
SBA Communications Corp. 4.00%, 10/01/22	U.S.$	410	401,739

			13,195,864

Utility – 1.4%
Electric – 1.1%
AES Corp./VA 4.00%, 3/15/21		829	826,969
Calpine Corp. 5.50%, 2/01/24		140	125,300
6.00%, 1/15/22(a)		1,076	1,089,428
Talen Energy Supply LLC 4.60%, 12/15/21		98	83,953
9.50%, 7/15/22(a)		849	849,416

			2,975,066

Natural Gas – 0.3%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		809	810,974

			3,786,040

Total Corporates – Non-Investment Grade (cost $154,512,618)			153,112,229

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 17.3%
Industrial – 10.3%
Basic – 2.0%
Anglo American Capital PLC 3.625%, 9/11/24(a)	U.S.$	1,323	$1,258,107
ArcelorMittal 5.50%, 3/01/21		472	489,478
6.25%, 2/25/22		780	837,892
Equate Petrochemical BV 3.00%, 3/03/22(a)		505	485,052
Glencore Finance Canada Ltd. 4.25%, 10/25/22(a)		610	614,008
Glencore Finance Europe Ltd. 1.875%, 9/13/23(a)	EUR	290	341,765
Glencore Funding LLC 4.125%, 5/30/23(a)	U.S.$	300	299,226
Mosaic Co. (The) 3.25%, 11/15/22		1,130	1,102,948

			5,428,476

Capital Goods – 1.2%
CNH Industrial Capital LLC 4.375%, 4/05/22		648	655,938
CNH Industrial NV 4.50%, 8/15/23		854	867,937
General Electric Co. Series D 5.00%, 1/21/21(f)		35	34,131
Masco Corp. 5.95%, 3/15/22		572	610,759
Rolls-Royce PLC 2.125%, 6/18/21(a)	EUR	791	965,963

			3,134,728

Communications - Media – 0.8%
Cox Communications, Inc. 3.35%, 9/15/26(a)	U.S.$	484	452,361
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60%, 4/15/26		407	386,284
Thomson Reuters Corp. 4.30%, 11/23/23		146	148,186
Time Warner Cable LLC 4.00%, 9/01/21		769	773,014
Warner Media LLC 2.95%, 7/15/26		434	393,499

			2,153,344

26 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.5%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)	U.S.$	1,385	$1,386,773

Consumer Cyclical - Automotive – 1.0%
General Motors Financial Co., Inc. 0.955%, 9/07/23(a)	EUR	441	501,926
Schaeffler Finance BV 4.75%, 5/15/23(a)	U.S.$	469	472,822
Volkswagen International Finance NV Series 4Y 0.50%, 3/30/21(a)	EUR	800	933,503
ZF North America Capital, Inc. 4.50%, 4/29/22(a)	U.S.$	751	759,712

			2,667,963

Consumer Cyclical - Entertainment – 0.4%
Carnival Corp. 1.875%, 11/07/22	EUR	785	956,996

Consumer Cyclical - Other – 0.6%
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21	U.S.$	106	106,796
4.875%, 11/01/20		488	496,828
5.375%, 11/01/23		1,024	1,059,666

			1,663,290

Consumer Non-Cyclical – 1.4%
CVS Health Corp.
3.50%, 7/20/22		600	595,554
4.10%, 3/25/25		488	486,321
McKesson Corp. 0.625%, 8/17/21	EUR	845	989,937
Mylan NV 3.15%, 6/15/21	U.S.$	240	236,345
Mylan, Inc. 3.125%, 1/15/23(a)		467	445,046
Smithfield Foods, Inc. 3.35%, 2/01/22(a)		370	356,181
Universal Health Services, Inc. 4.75%, 8/01/22(a)		480	483,667

			3,593,051

Energy – 1.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22		470	485,228

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cenovus Energy, Inc. 3.00%, 8/15/22	U.S.$	386	$371,201
3.80%, 9/15/23		30	29,455
EQT Midstream Partners LP Series 10Y 5.50%, 7/15/28		204	209,745
Sabine Pass Liquefaction LLC 5.75%, 5/15/24		387	415,514
Williams Cos., Inc. (The) 3.35%, 8/15/22		679	665,916
3.70%, 1/15/23		814	805,078

			2,982,137

Services – 0.9%
eBay, Inc. 3.80%, 3/09/22		192	193,431
IHS Markit Ltd. 5.00%, 11/01/22(a)		1,446	1,488,310
Total System Services, Inc. 3.75%, 6/01/23		333	330,682
3.80%, 4/01/21		309	310,159

			2,322,582

Technology – 0.4%
Agilent Technologies, Inc. 3.875%, 7/15/23		495	495,074
Seagate HDD Cayman 4.75%, 1/01/25		79	75,815
Xerox Corp. 3.625%, 3/15/23		426	405,837

			976,726

			27,266,066

Financial Institutions – 6.7%
Banking – 5.2%
ABN AMRO Bank NV 6.25%, 4/27/22(a)		787	839,217
7.75%, 5/15/23(b)		200	224,742
American Express Credit Corp. 0.625%, 11/22/21	EUR	696	817,497
BBVA Bancomer SA/Texas 6.50%, 3/10/21(a)	U.S.$	520	544,440
BNP Paribas SA 6.75%, 3/14/22(a)(f)		383	388,611
7.625%, 3/30/21(a)(f)		383	402,100
Capital One Bank USA, NA 3.375%, 2/15/23		509	494,891
Citigroup, Inc. 0.75%, 10/26/23(a)	EUR	369	423,698

28 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Compass Bank 2.875%, 6/29/22	U.S.$	687	$662,179
Cooperatieve Rabobank UA 6.875%, 3/19/20(a)	EUR	500	635,617
Credit Agricole SA/London 3.375%, 1/10/22(a)	U.S.$	323	317,286
Credit Suisse Group Funding Guernsey Ltd. Series E 1.25%, 4/14/22(a)	EUR	960	1,134,003
Deutsche Bank AG/New York NY 3.375%, 5/12/21	U.S.$	598	584,150
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)	EUR	801	971,972
ING Bank NV 5.80%, 9/25/23(a)	U.S.$	705	743,387
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21		345	340,508
Morgan Stanley 5.00%, 11/24/25		662	685,038
Nordea Bank AB 5.50%, 9/23/19(a)(f)		419	419,101
Royal Bank of Scotland Group PLC 6.00%, 12/19/23		344	358,073
6.10%, 6/10/23		681	709,772
Santander Holdings USA, Inc. 4.40%, 7/13/27		345	329,710
Santander UK PLC 5.00%, 11/07/23(a)		263	265,157
Standard Chartered PLC 3.95%, 1/11/23(a)		506	495,308
Zions Bancorporation 5.65%, 11/15/23		1,112	1,111,744

			13,898,201

Insurance – 0.4%
Berkshire Hathaway, Inc. 0.625%, 1/17/23	EUR	843	986,312

REITS – 1.1%
EPR Properties 5.25%, 7/15/23	U.S.$	650	668,336
HCP, Inc. 3.875%, 8/15/24		296	289,272
Omega Healthcare Investors, Inc. 4.375%, 8/01/23		325	322,624
Sabra Health Care LP/Sabra Capital Corp. 5.375%, 6/01/23		889	910,327
5.50%, 2/01/21		316	321,407

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Spirit Realty LP 4.45%, 9/15/26	U.S.$	303	$290,083

			2,802,049

			17,686,562

Utility – 0.3%
Electric – 0.3%
Dominion Energy, Inc. 4.104%, 4/01/21		500	505,385
DPL, Inc. 6.75%, 10/01/19		219	225,399

			730,784

Total Corporates – Investment Grade (cost $46,083,698)			45,683,412

BANK LOANS – 9.0%
Industrial – 8.5%
Basic – 0.5%
Berry Global, Inc. (fka Berry Plastics Corporation) 3.936% (LIBOR 2 Month + 1.75%), 1/06/21(h)		288	287,821
Foresight Energy LLC 7.992% (LIBOR 1 Month + 5.75%), 3/28/22(h)		161	161,140
Multi-Color Corporation 4.492% (LIBOR 1 Month + 2.25%), 10/31/24(h)		536	538,185
Starfruit Finco B.V. (fka AzkoNobel) 9/20/25(i)		98	97,873
Unifrax I LLC 5.886% (LIBOR 3 Month + 3.50%), 4/04/24(h)		148	149,148

			1,234,167

Capital Goods – 1.2%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.242% (LIBOR 1 Month + 3.00%), 8/18/24(h)		214	215,197
Apex Tool Group, LLC 5.992% (LIBOR 1 Month + 3.75%), 2/01/22(h)		968	970,915
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 5.992% (LIBOR 1 Month + 3.75%), 8/01/25(h)		367	371,720

30 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gardner Denver, Inc. 4.992% (LIBOR 1 Month + 2.75%), 7/30/24(h)	U.S.$	98	$98,557
GARRETT LX III SARL 9/19/25(c)(i)		145	144,545
Gates Global LLC 4.992% (LIBOR 1 Month + 2.75%), 4/01/24(h)		360	362,059
GFL Environmental Inc. 5.136% (LIBOR 3 Month + 2.75%), 5/30/25(h)		347	347,528
Transdigm Inc. 4.742% (LIBOR 1 Month + 2.50%), 6/09/23(h)		685	687,075
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 4.992% (LIBOR 1 Month + 2.75%), 3/03/23(c)(h)		61	61,203

			3,258,799

Communications - Media – 0.2%
Townsquare Media, Inc. 5.294% (LIBOR 2 Month + 3.00%), 4/01/22(c)(h)		397	397,385

Communications - Telecommunications – 0.3%
Intelsat Jackson Holdings S.A. 6.625%, 1/02/24		90	93,820
6.730% (LIBOR 1 Month + 4.50%), 1/02/24(h)		54	56,404
West Corporation 6.242% (LIBOR 1 Month + 4.00%), 10/10/24(h)		519	517,306

			667,530

Consumer Cyclical - Automotive – 0.2%
Navistar Financial Corporation 6.000% (LIBOR 1 Month + 3.75%), 7/30/25(c)(h)		524	526,070
Navistar, Inc. 5.640% (LIBOR 1 Month + 3.50%), 11/06/24(h)		107	107,128

			633,198

Consumer Cyclical - Entertainment – 0.4%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.242% (LIBOR 1 Month + 3.00%), 4/01/24(h)		1,033	1,030,775

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 1.0%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 4.992% (LIBOR 1 Month + 2.75%), 12/23/24(h)	U.S.$	437	$439,033
Golden Nugget, Inc. (fka Landry’s Inc.) 4.898% (LIBOR 1 Month + 2.75%), 10/04/23(h)		527	529,034
4.992% (LIBOR 1 Month + 2.75%), 10/04/23(h)		703	705,616
Marriott Ownership Resorts, Inc. 4.492% (LIBOR 1 Month + 2.25%), 8/29/25(c)(h)		357	359,821
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International, LLC) 5.087% (LIBOR 3 Month + 2.75%), 5/14/20(h)		475	476,188
Stars Group Holdings B.V. 5.886% (LIBOR 3 Month + 3.50%), 7/10/25(h)		199	200,753

			2,710,445

Consumer Cyclical - Restaurants – 0.7%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (fka Burger King/Tim Hortons) 4.492% (LIBOR 1 Month + 2.25%), 2/16/24(h)		1,817	1,817,554
IRB Holding Corp. (fka Arby’s / Buffalo Wild Wings) 5.460% (LIBOR 2 Month + 3.25%), 2/05/25(c)(h)		97	97,300

			1,914,854

Consumer Cyclical - Retailers – 0.1%
Specialty Building Products Holdings, LLC 9/25/25(i)		300	300,847

Consumer Non-Cyclical – 2.4%
Acadia Healthcare Company, Inc. 4.742% (LIBOR 1 Month + 2.50%), 2/11/22-2/16/23(h)		387	389,165
Air Medical Group Holdings, Inc. 5.383% (LIBOR 1 Month + 3.25%), 4/28/22(h)		1,477	1,453,082
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.992% (LIBOR 1 Month + 7.75%), 9/26/25(h)		615	548,471
Arbor Pharmaceuticals, LLC 7.485% (LIBOR 6 Month + 5.00%), 7/05/23(h)		419	420,697

32 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avantor, Inc. 6.242% (LIBOR 1 Month + 4.00%), 11/21/24(h)	U.S.$	260	$262,619
BI-LO, LLC
10.165% (LIBOR 3 Month + 8.00%), 5/31/24(c)(h)		3	2,500
10.310% (LIBOR 3 Month + 8.00%), 5/31/24(c)(h)		337	336,842
10.335% (LIBOR 3 Month + 8.00%), 5/31/24(c)(h)		337	336,842
10.338% (LIBOR 3 Month + 8.00%), 5/31/24(c)(h)		324	323,816
Envision Healthcare Corporation 9/28/25(c)(i)		279	276,830
Envision Healthcare Corporation (fka Emergency Medical Services Corporation) 5.250% (LIBOR 1 Month + 3.00%), 12/01/23(h)		78	77,505
Horizon Pharma, Inc. 5.500% (LIBOR 1 Month + 3.25%), 3/29/24(h)		1,110	1,117,882
Kinetic Concepts, Inc. 5.636% (LIBOR 3 Month + 3.25%), 2/02/24(h)		311	312,618
Owens & Minor, Inc. 6.604% (LIBOR 1 Month + 4.50%), 5/02/25(c)(h)		304	286,729
Post Holdings, Inc. 4.220% (LIBOR 1 Month + 2.00%), 5/24/24(h)		202	201,866
Vizient, Inc. 4.992% (LIBOR 1 Month + 2.75%), 2/13/23(h)		83	83,351

			6,430,815

Energy – 0.2%
California Resources Corporation 12.617% (LIBOR 1 Month + 10.38%), 12/31/21(h)		545	603,421

Other Industrial – 0.2%
HD Supply Waterworks, Ltd. 5.313% (LIBOR 3 Month + 3.00%), 8/01/24(h)		33	33,418
5.321% (LIBOR 3 Month + 3.00%), 8/01/24(h)		29	29,473
Travelport Finance (Luxembourg) SARL 4.814% (LIBOR 3 Month + 2.50%), 3/17/25(h)		443	443,459

			506,350

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
Camelot U.S. Acquisition 1 Co. (fka Thomson Reuters Intellectual Property & Science) 5.492% (LIBOR 1 Month + 3.25%), 10/03/23(h)	U.S.$	199	$198,786

Technology – 0.8%
Avaya Inc. 6.408% (LIBOR 1 Month + 4.25%), 12/15/24(h)		199	200,615
BMC Software Finance, Inc. 9/01/25(i)		800	807,496
MTS Systems Corporation 5.410% (LIBOR 1 Month + 3.25%), 7/05/23(c)(h)		365	366,271
Solera, LLC (Solera Finance, Inc.) 4.992% (LIBOR 1 Month + 2.75%), 3/03/23(h)		683	683,783
Veritas US Inc. 6.742% (LIBOR 1 Month + 4.50%), 1/27/23(i)		12	11,681
6.886% (LIBOR 1 Month + 4.50%), 1/27/23(i)		4	3,871

			2,073,717

Transportation - Services – 0.2%
Avolon TLB Borrower 1 (US) LLC 4.165% (LIBOR 1 Month + 2.00%), 1/15/25(h)		520	521,283

			22,482,372

Financial Institutions – 0.5%
Insurance – 0.3%
MPH Acquisition Holdings LLC 5.136% (LIBOR 3 Month + 2.75%), 6/07/23(h)		552	553,140
Sedgwick Claims Management Services, Inc. 4.992% (LIBOR 1 Month + 2.75%), 3/01/21(h)		361	360,643

			913,783

Other Finance – 0.2%
PI UK Holdco II Limited 5.742% (LIBOR 1 Month + 3.50%), 1/03/25(h)		407	405,533

			1,319,316

Total Bank Loans (cost $23,570,169)			23,801,688

34 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 2.3%
Industrial – 2.3%
Basic – 0.8%
First Quantum Minerals Ltd. 7.00%, 2/15/21(a)	U.S.$	602	$598,237
7.25%, 5/15/22(a)		491	482,408
Lundin Mining Corp. 7.875%, 11/01/22(a)		1,095	1,141,220

			2,221,865

Capital Goods – 0.1%
Union Andina de Cementos SAA 5.875%, 10/30/21(a)		330	335,775

Communications - Telecommunications – 0.3%
MTN Mauritius Investments Ltd. 5.373%, 2/13/22(a)		820	793,350

Consumer Cyclical - Other – 0.3%
Studio City Co., Ltd. 5.875%, 11/30/19(a)		690	696,852

Consumer Non-Cyclical – 0.3%
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 7/21/21		893	839,152
Tonon Luxembourg SA 7.25%, 1/24/20(b)(c)(d)(e)(j)		266	6,657
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(b)(c)(d)(k)		425	25,734

			871,543

Energy – 0.4%
Petrobras Global Finance BV 5.999%, 1/27/28		784	723,240
6.125%, 1/17/22		7	7,205
6.25%, 3/17/24		311	311,700

			1,042,145

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		215	216,319

Total Emerging Markets – Corporate Bonds (cost $7,040,690)			6,177,849

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.8%
Other ABS - Fixed Rate – 0.8%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)(c)	U.S.$	598	$583,144
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)(c)		1,034	1,034,209
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 3/15/48(a)(c)		378	363,849

Total Asset-Backed Securities (cost $2,010,870)			1,981,202

COLLATERALIZED LOAN OBLIGATIONS – 0.6%
CLO - Floating Rate – 0.6%
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class DR2 8.01% (LIBOR 3 Month + 3.00%), 10/29/29(a)(c)(g)		520	520,000
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 3.539% (LIBOR 3 Month + 1.03%), 4/26/31(a)(c)(g)		550	548,519
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.354% (LIBOR 3 Month + 1.00%), 4/15/31(a)(c)(g)		550	547,215

Total Collateralized Loan Obligations (cost $1,620,000)			1,615,734

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%
Risk Share Floating Rate – 0.5%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 7.916% (LIBOR 1 Month + 5.70%), 4/25/28(g)		140	162,968
Series 2015-C04, Class 2M2 7.766% (LIBOR 1 Month + 5.55%), 4/25/28(g)		202	229,215
Series 2016-C01, Class 1M2 8.966% (LIBOR 1 Month + 6.75%), 8/25/28(g)		460	552,183

36 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 2M2 9.166% (LIBOR 1 Month + 6.95%), 8/25/28(g)	U.S.$	199	$235,519
Series 2016-C05, Class 2M2 6.666% (LIBOR 1 Month + 4.45%), 1/25/29(g)		197	219,679

Total Collateralized Mortgage Obligations (cost $1,198,604)			1,399,564

EMERGING MARKETS – SOVEREIGNS – 0.5%
Bahrain – 0.2%
CBB International Sukuk Co. 3 Spc 6.273%, 11/22/18(a)		498	498,000

Dominican Republic – 0.2%
Dominican Republic International Bond 7.50%, 5/06/21(a)		620	650,380

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a)		240	242,700

Total Emerging Markets – Sovereigns (cost $1,403,735)			1,391,080

GOVERNMENTS – SOVEREIGN BONDS – 0.5%
Qatar – 0.2%
Qatar Government International Bond 3.875%, 4/23/23(a)		680	685,100

Saudi Arabia – 0.3%
Saudi Government International Bond 4.00%, 4/17/25(a)		685	686,028

Total Governments – Sovereign Bonds (cost $1,356,255)			1,371,128

GOVERNMENTS – TREASURIES – 0.5%
Russia – 0.2%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21	RUB	30,493	461,552

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 0.3%
U.S. Treasury Notes 3.75%, 11/15/18(l)	U.S.$	882	$883,516

Total Governments – Treasuries (cost $1,406,058)			1,345,068

EMERGING MARKETS – TREASURIES – 0.3%
Dominican Republic – 0.2%
Dominican Republic International Bond 16.95%, 2/04/22(a)	DOP	19,200	457,787

South Africa – 0.1%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	3,538	244,464

Total Emerging Markets – Treasuries (cost $756,610)			702,251

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.0%
Non-Agency Fixed Rate CMBS – 0.0%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.191%, 6/15/45(a)(c) (cost $101,686)	U.S.$	100	91,814

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 30, 5 Year Index RTP Expiration: Oct 2018; Contracts: 6,690,000; Exercise Rate: 1.05%; Counterparty: Citibank, NA (Buy Protection)(d)	USD	6,690,000	2,062
CDX-NAHY Series 30, 5 Year Index RTP Expiration: Oct 2018; Contracts: 16,350,000; Exercise Rate: 1.06%; Counterparty: JPMorgan Chase Bank, NA (Buy Protection)(d)		16,350,000	6,753

Total Options Purchased – Puts (premiums paid $46,194)			8,815

38 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 7.7%
Investment Companies – 7.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.98%(m)(n)(o) (cost $20,504,272)	20,504,272	$20,504,272

Total Investments – 97.8% (cost $261,611,459)		259,186,106
Other assets less liabilities – 2.2%		5,856,374

Net Assets – 100.0%		$265,042,480

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro-BOBL Futures	54	December 2018	EUR	5,400	$8,251,455	$8,194,462	$56,993

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	32,163	USD	486	11/14/18	$(3,201)
Barclays Bank PLC	EUR	21,061	USD	24,830	10/11/18	359,703
BNP Paribas SA	AUD	893	USD	664	10/11/18	18,674
Citibank, NA	GBP	2,629	USD	3,459	10/12/18	31,221
Citibank, NA	USD	412	INR	28,761	12/13/18	(20,124)
Natwest Markets PLC	NZD	2,357	USD	1,588	10/11/18	25,679
Natwest Markets PLC	USD	509	EUR	437	10/11/18	(1,157)
State Street Bank & Trust Co.	ZAR	3,238	USD	208	10/10/18	(20,419)
State Street Bank & Trust Co.	EUR	942	USD	1,110	10/11/18	14,288
State Street Bank & Trust Co.	EUR	27	USD	32	10/11/18	(85)
State Street Bank & Trust Co.	USD	1,448	EUR	1,258	10/11/18	14,429
State Street Bank & Trust Co.	USD	1,250	EUR	1,071	10/11/18	(5,948)
State Street Bank & Trust Co.	USD	267	GBP	202	10/12/18	(2,570)
State Street Bank & Trust Co.	CAD	433	USD	336	11/16/18	224
UBS AG	GBP	535	USD	694	10/12/18	(3,066)

						$407,648

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	Quarterly	1.13%	USD	465	$(4,826)	$(1,355)	$(3,471)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.83	USD	2	(163)	(132)	(31)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	3.32	USD	2	(149)	(145)	(4)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	3.32	USD	3,600	(267,216)	(260,949)	(6,267)
iTraxx – Xover Series 29, 5 Year Index, 6/20/23*	(5.00)	Quarterly	2.79	EUR	408	(45,629)	(44,907)	(722)
iTraxx – Xover Series 29, 5 Year Index, 6/20/23*	(5.00)	Quarterly	2.79	EUR	1,189	(132,970)	(129,713)	(3,257)

Sale Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00	Quarterly	2.83	USD	2	164	159	5
iTraxx – Xover Series 21, 5 Year Index, 6/20/19*	5.00	Quarterly	1.65	EUR	3	91	65	26
iTraxx – Xover Series 28, 5 Year Index, 12/20/22*	5.00	Quarterly	2.50	EUR	380	43,822	37,200	6,622

40 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx – Xover Series 29, 5 Year Index, 6/20/23*	5.00%	Quarterly	2.79%	EUR	4,855	$543,446	$505,710	$37,736
iTraxx – Xover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.73	EUR	408	51,046	50,428	618
iTraxx – Xover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.73	EUR	815	101,971	104,913	(2,942)
iTraxxx – Xover Series 25, 5 Year Index, 6/20/21*	5.00	Quarterly	1.92	EUR	3	290	75	215

						$289,877	$261,349	$28,528

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	4,200	5/03/26	1.771%	3 Month LIBOR	Semi-Annual/ Quarterly	$368,017	$	– 0	–	$368,017
USD	2,680	12/16/26	2.342%	3 Month LIBOR	Semi-Annual/ Quarterly	135,738		– 0	–	135,738

						$503,755	$	– 0	–	$503,755

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)%	Monthly	11.97%	USD	540	$112,452	$68,721	$43,731

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00	) %	Monthly	11.97%	USD	1,190	$247,811	$153,293	$94,518

Sale Contracts
Barclays Bank PLC
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00		Quarterly	0.21	EUR	326	18,469	13,892	4,577
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00		Quarterly	0.21	EUR	424	24,009	18,147	5,862
Virgin Media Finance PLC, 4.875%, 2/15/22, 12/20/18*	5.00		Quarterly	0.19	USD	230	2,821	646	2,175
Citibank, NA
thyssenkrupp AG, 4.270%, 10/25/19, 3/20/19*	1.00		Quarterly	0.14	EUR	1,050	5,350	(21,818)	27,168
Unitymedia GmbH, 9.625%, 12/01/19, 3/20/19*	5.00		Quarterly	0.08	EUR	40	1,157	1,129	28
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00		Quarterly	0.21	EUR	670	37,948	28,796	9,152
Credit Suisse International
International Game Technology PLC, 4.750%, 2/15/23, 6/20/22*	5.00		Quarterly	1.46	EUR	410	61,385	33,977	27,408
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.57	USD	1,052	(123,680)	(73,696)	(49,984)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.57	USD	315	(37,034)	(21,495)	(15,539)
United States Steel Corporation, 6.650%, 6/01/37, 3/20/19*	5.00		Quarterly	0.23	USD	295	7,068	1,108	5,960

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Avis Budget Group, Inc., 5.250%, 3/15/25, 6/20/22*	5.00%	Quarterly	2.19%	USD	790	$73,105	$39,189	$33,916
CCO Holdings, LLC, 5.750%, 1/15/24, 3/20/19*	5.00	Quarterly	0.12	USD	300	7,337	2,887	4,450
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.97	USD	837	(174,301)	(105,849)	(68,452)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.97	USD	836	(174,092)	(108,557)	(65,535)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.97	USD	1,026	(213,715)	(123,559)	(90,156)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	592	(69,599)	(42,659)	(26,940)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	46	(5,408)	(3,136)	(2,272)

						$(198,917)	$(138,984)	$(59,933)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	3,499,000	LIBOR	Quarterly	USD	3,499	12/20/18	$20,752
iBoxx $ Liquid High Yield Index	1,416,000	LIBOR	Quarterly	USD	1,416	12/20/18	8,217
Credit Suisse International
iBoxx $ Liquid High Yield Index	3,945,000	LIBOR	Quarterly	USD	3,945	12/20/18	20,512

							$49,481

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $104,973,990 or 39.6% of net assets.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.27% of net assets as of September 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ABN AMRO Bank NV 7.75%, 5/15/23	3/21/18	$227,236	$224,742	0.08%
Tervita Escrow Corp. 7.625%, 12/01/21	12/07/16	450,000	464,031	0.18%
Tonon Luxembourg SA 7.25%, 1/24/20	7/24/15	263,580	6,657	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	3/15/13	425,000	25,734	0.01%

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Non-income producing security.

(e)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2018.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2018.

(h)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2018.

(i)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(j)	Defaulted.

(k)	Defaulted matured security.

(l)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(m)	Affiliated investments.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

NZD – New Zealand Dollar

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

September 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $241,107,187)	$238,681,834
Affiliated issuers (cost $20,504,272)	20,504,272
Cash	17,691
Cash collateral due from broker	487,107
Foreign currencies, at value (cost $652,895)	619,727
Receivable for capital stock sold	3,588,672
Interest receivable	3,224,515
Receivable for investment securities sold	1,899,675
Market value on credit default swaps (net premiums paid $361,785)	598,912
Unrealized appreciation on forward currency exchange contracts	464,218
Receivable for newly entered centrally cleared credit default swaps	177,600
Unrealized appreciation on total return swaps	49,481
Affiliated dividends receivable	25,451
Receivable for terminated centrally cleared credit default swaps	1,500

Total assets	270,340,655

Liabilities
Payable for investment securities purchased	3,336,188
Market value on credit default swaps (net premiums received $500,769)	797,829
Payable for capital stock redeemed	408,987
Dividends payable	132,902
Payable for variation margin on centrally cleared swaps	98,422
Advisory fee payable	96,394
Unrealized depreciation on forward currency exchange contracts	56,570
Payable for newly entered centrally cleared credit default swaps	51,313
Payable for variation margin on futures	21,309
Distribution fee payable	19,019
Administrative fee payable	17,061
Transfer Agent fee payable	6,083
Payable for terminated centrally cleared credit default swaps	1,899
Accrued expenses and other liabilities	254,199

Total liabilities	5,298,175

Net Assets	$265,042,480

Composition of Net Assets
Capital stock, at par	$25,928
Additional paid-in capital	274,268,967
Distributable earnings (accumulated loss)	(9,252,415)

$265,042,480

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 45

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$17,896,913	1,748,565	$10.24	*

C	$21,412,363	2,093,242	$10.23

Advisor	$225,703,002	22,082,762	$10.22

R	$10,273	1,004	$10.23

K	$10,275	1,004	$10.23

I	$9,654	943	$10.24

*	The maximum offering price per share for Class A shares was $10.69 which reflects a sales charge of 4.25%.

See notes to financial statements.

46 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended September 30, 2018

Investment Income
Interest	$12,828,709
Dividends—Affiliated issuers	130,502
Other income	30,800	$12,990,011

Expenses
Advisory fee (see Note B)	1,540,794
Distribution fee—Class A	51,664
Distribution fee—Class C	242,672
Distribution fee—Class R	52
Distribution fee—Class K	26
Transfer agency—Class A	8,857
Transfer agency—Class C	10,516
Transfer agency—Advisor Class	99,500
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	2
Custodian	155,062
Audit and tax	137,924
Administrative	70,027
Registration fees	59,517
Legal	49,209
Printing	48,708
Directors’ fees	25,797
Miscellaneous	21,963

Total expenses	2,522,301
Less: expenses waived and reimbursed by the Adviser (see Note B)	(280,905)

Net expenses		2,241,396

Net investment income		10,748,615

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 47

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(148,091)
Forward currency exchange contracts	(172,049)
Futures	283,843
Options written	276,768
Swaps	533,156
Foreign currency transactions	573,654
Net change in unrealized appreciation/depreciation of:
Investments	(6,711,983)
Forward currency exchange contracts	627,970
Futures	(57,083)
Options written	(49,733)
Swaps	287,938
Foreign currency denominated assets and liabilities	(6,610)

Net loss on investment and foreign currency transactions	(4,562,220)

Net Increase in Net Assets from Operations	$6,186,395

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,748,615	$11,261,518
Net realized gain on investment and foreign currency transactions	1,347,281	1,504,087
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,909,501)	2,522,298
Contributions from Affiliates (see Note B)	– 0	–	49

Net increase in net assets from operations	6,186,395	15,287,952
Distributions to Shareholders
Class A	(735,706)	(912,573)
Class C	(692,776)	(809,347)
Advisor Class	(8,938,414)	(10,473,942)
Class R	(344)	(334)
Class K	(369)	(360)
Class I	(369)	(364)
Return of Capital
Class A	(36,040)	– 0	–
Class C	(33,937)	– 0	–
Advisor Class	(437,866)	– 0	–
Class R	(17)	– 0	–
Class K	(18)	– 0	–
Class I	(18)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(64,832,818)	4,888,973

Total increase (decrease)	(69,522,297)	7,980,005
Net Assets
Beginning of period	334,564,777	326,584,772

End of period	$265,042,480	$334,564,777

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS

September 30, 2018

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Limited Duration High Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. As of September 30, 2018, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed

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NOTES TO FINANCIAL STATEMENTS (continued)

securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$153,112,229		$	– 0	–(a)	$153,112,229
Corporates – Investment Grade		– 0	–	45,683,412			– 0	–	45,683,412
Bank Loans		– 0	–	20,285,534			3,516,154		23,801,688
Emerging Markets – Corporate Bonds		– 0	–	6,145,458			32,391		6,177,849
Asset-Backed Securities		– 0	–	– 0	–		1,981,202		1,981,202
Collateralized Loan Obligations		– 0	–	– 0	–		1,615,734		1,615,734
Collateralized Mortgage Obligations		– 0	–	1,399,564			– 0	–	1,399,564
Emerging Markets – Sovereigns		– 0	–	1,391,080			– 0	–	1,391,080
Governments – Sovereign Bonds		– 0	–	1,371,128			– 0	–	1,371,128
Governments – Treasuries		– 0	–	1,345,068			– 0	–	1,345,068
Emerging Markets – Treasuries		– 0	–	702,251			– 0	–	702,251
Commercial Mortgage-Backed Securities		– 0	–	– 0	–		91,814		91,814

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Options Purchased – Puts	$	– 0	–	$8,815		$	– 0	–	$8,815
Short-Term Investments		20,504,272		– 0	–		– 0	–	20,504,272
Total Investments in Securities		20,504,272		231,444,539			7,237,295		259,186,106

Other Financial Instruments(b):
Assets:
Futures		56,993		– 0	–		– 0	–	56,993	(c)
Forward Currency Exchange Contracts		– 0	–	464,218			– 0	–	464,218
Centrally Cleared Credit Default Swaps		– 0	–	740,830			– 0	–	740,830	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	503,755			– 0	–	503,755	(c)
Credit Default Swaps		– 0	–	598,912			– 0	–	598,912
Total Return Swaps		– 0	–	49,481			– 0	–	49,481
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(56,570)			– 0	–	(56,570)
Centrally Cleared Credit Default Swaps		– 0	–	(450,953)			– 0	–	(450,953	)(c)
Credit Default Swaps		– 0	–	(797,829)			– 0	–	(797,829)

Total(d)		$20,561,265		$232,496,383			$7,237,295		$260,294,943

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade(a)		Bank Loans		Emerging Markets - Corporate Bonds
Balance as of 9/30/17	$309,693		$3,236,768		$31,251
Accrued discounts/(premiums)	950		1,939		(2,011)
Realized gain (loss)	17,071		(25,070)		– 0	–
Change in unrealized appreciation/depreciation	2,591		26,726		(9,462)
Purchases	15,642		2,654,160		– 0	–
Sales/Paydowns	(345,947)		(1,625,377)		(8,637)
Transfers in to Level 3	– 0	–	61,329		21,250
Transfers out of Level 3	– 0	–	(814,321)		– 0	–

Balance as of 9/30/18	$ – 0	–	$3,516,154		$32,391

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18(b)	$ – 0	–	$37,078		$(9,462)

	Asset-Backed Securities		Collateralized Loan Obligations		Commercial Mortgage-Backed Securities
Balance as of 9/30/17	$1,662,710		$551,548		$167,901
Accrued discounts/(premiums)	– 0	–	– 0	–	(58)
Realized gain (loss)	– 0	–	– 0	–	4,147
Change in unrealized appreciation/depreciation	(49,877)		(5,814)		(12,786)
Purchases	381,000		1,620,000		– 0	–
Sales/Paydowns	(12,631)		(550,000)		(67,390)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 9/30/18	$1,981,202		$1,615,734		$91,814

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18(b)	$(49,877)		$(4,266)		$(8,617)

	Total
Balance as of 9/30/17	$5,959,871
Accrued discounts/(premiums)	820
Realized gain (loss)	(3,852)
Change in unrealized appreciation/depreciation	(48,622)
Purchases	4,670,802
Sales/Paydowns	(2,609,982)
Transfers in to Level 3	82,579
Transfers out of Level 3	(814,321)

Balance as of 9/30/18	$7,237,295	(c)

Net change in unrealized appreciation/depreciation from investments held as of 9/30/18(b)	$(35,144)

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(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

As of September 30, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against

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the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class,

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except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. Effective January 1, 2017 the advisory fee was reduced from .60% to .55% of the first $2.5 billion, .55% to .50% of the next $2.5 billion and .50% to .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95% and .70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before January 31, 2019. For the year ended September 30, 2018, such reimbursements/waivers amounted to $266,035. Effective January 1, 2017 the Expense Caps were reduced from 1.05% to .95%, 1.80% to 1.70%, .80% to .70%, 1.30% to 1.20%, 1.05% to .95% and .80% to .70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Effective January 29, 2016 the Expense Caps were increased from 1.75% to 1.80%, .75% to .80%, 1.25% to 1.30%, 1.00% to 1.05% and .75% to .80% of the daily average net assets for the Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2018, the reimbursement for such services amounted to $70,027.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $44,271 for the year ended September 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $697 from the sale of Class A shares and received $835 and $597 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2018.

During the year ended September 30, 2017, the Adviser reimbursed the Fund $49 for trading losses incurred due to a trade entry error.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended September 30, 2018, such waiver amounted to $14,870.

A summary of the Fund’s transactions in AB mutual funds for the year ended September 30, 2018 is as follows:

Fund	Market Value 9/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$21,031	$118,735	$119,262	$20,504	$131

Brokerage commissions paid on investment transactions for the year ended September 30, 2018 amounted to $23,755, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective January 29, 2016, payments under the Class A plan are limited to .25% of the Fund’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $245,843, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$104,183,105		$146,453,668
U.S. government securities	– 0	–	4,069,183

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$261,613,466

Gross unrealized appreciation	$3,256,836
Gross unrealized depreciation	(5,046,908)

Net unrealized depreciation	$(1,790,072)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended September 30, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2018, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended September 30, 2018, the Fund held purchased options for hedging and non-hedging purposes. During the year ended September 30, 2018, the Fund held written options for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash

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flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker,

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as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2018, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to

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which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of September 30, 2018, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $3,046,198.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the year ended September 30, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$56,993	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$45,222	*	Receivable/Payable for variation margin on centrally cleared swaps	$16,694	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	503,755	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	464,218		Unrealized depreciation on forward currency exchange contracts	56,570

Credit contracts	Investments in securities, at value	8,815

Credit contracts	Market value on credit default swaps	598,912		Market value on credit default swaps	797,829

Equity contracts	Unrealized appreciation on total return swaps	49,481

Total		$1,727,396			$871,093

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$283,843	$(57,083)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(172,049)	627,970

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$16,324	$(37,379)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(481,645)	110,133

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	276,768	(49,733)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(12,823)	400,927

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	303,877	(23,505)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	242,102	(89,484)

Total		$456,397	$881,846

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended September 30, 2018:

Futures:
Average original value of sale contracts	$12,409,838

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,564,909
Average principal amount of sale contracts	$36,024,486

Purchased Options:
Average notional amount	$84,394	(a)

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Purchased Swaptions:
Average notional amount	$21,471,989	(b)

Options Written:
Average notional amount	$75,764	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,880,000

Credit Default Swaps:
Average notional amount of buy contracts	$2,414,000
Average notional amount of sale contracts	$12,429,017

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,727,136
Average notional amount of sale contracts	$8,200,351

Total Return Swaps:
Average notional amount	$23,144,491

(a)	Positions were open for nine months during the year.

(b)	Positions were open for two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$28,969	$(3,201)		$	– 0	–	$	– 0	–	$25,768
Barclays Bank PLC	405,002	– 0	–		– 0	–		– 0	–	405,002
BNP Paribas SA	18,674	– 0	–		– 0	–		– 0	–	18,674
Citibank, NA	77,738	(20,124)			– 0	–		– 0	–	57,614
Credit Suisse International	194,349	– 0	–		– 0	–		– 0	–	194,349
Deutsche Bank AG	7,068	(7,068)			– 0	–		– 0	–	– 0	–
Goldman Sachs International	328,253	(328,253)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	6,753	– 0	–		– 0	–		– 0	–	6,753
Natwest Markets PLC	25,679	(1,157)			– 0	–		– 0	–	24,522
State Street Bank & Trust Co.	28,941	(28,941)			– 0	–		– 0	–	– 0	–

Total	$1,121,426	$(388,744)		$	– 0	–	$	– 0	–	$732,682	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Bank of America, NA	$3,201	$(3,201)	$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	20,124	(20,124)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	160,714	(7,068)	– 0	–	– 0	–	153,646
Goldman Sachs International	637,115	(328,253)	– 0	–	(300,516)	8,346
Natwest Markets PLC	1,157	(1,157)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	29,022	(28,941)	– 0	–	– 0	–	81
UBS AG	3,066	– 0	–	– 0	–	– 0	–	3,066

Total	$854,399	$(388,744)	$	– 0	–	$(300,516)	$165,139	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from

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the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2018, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan was $18.

Borrower	Unfunded Loan Commitment	Funded
GFL Environmental Inc.
2018 Delayed Draw Term	$43,261	– 0	–

As of September 30, 2018, the Fund had no bridge loan commitment outstanding:

During the year ended September 30, 2018, the Fund received commitment fees or additional funding fees in the amount of $772.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2018	Year Ended September 30, 2017

Class A
Shares sold	591,674		658,562		$6,093,196		$6,805,119

Shares issued in reinvestment of dividends and distributions	51,855		61,770		532,687		639,851

Shares converted from Class C	3,893		102,993		40,100		1,072,144

Shares redeemed	(1,167,192)		(1,237,669)		(12,014,088)		(12,802,993)

Net decrease	(519,770)		(414,344)		$(5,348,105)		$(4,285,879)

Class C
Shares sold	271,152		599,360		$2,798,201		$6,188,952

Shares issued in reinvestment of dividends and distributions	43,252		49,933		443,976		516,951

Shares converted to Class A	(3,895)		(103,092)		(40,100)		(1,072,144)

Shares redeemed	(822,329)		(899,112)		(8,453,666)		(9,305,837)

Net decrease	(511,820)		(352,911)		$(5,251,589)		$(3,672,078)

Advisor Class
Shares sold	8,618,728		11,189,542		$88,497,070		$115,559,172

Shares issued in reinvestment of dividends and distributions	636,930		699,474		6,532,813		7,238,271

Shares redeemed	(14,497,867)		(10,635,949)		(149,263,022)		(109,950,513)

Net increase (decrease)	(5,242,209)		1,253,067		$(54,233,139)		$12,846,930

Class R
Shares sold	1		– 0	–	$5	$	– 0	–

Net increase	1		– 0	–	$5	$	– 0	–

Class K
Shares sold	0	(a)	– 0	–	$5	$	– 0	–

Net increase	– 0	–	– 0	–	$5	$	– 0	–

Class I
Shares sold	0	(a)	– 0	–	$5	$	– 0	–

Net increase	– 0	–	– 0	–	$5	$	– 0	–

(a)	Amount is less than one share.

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NOTES TO FINANCIAL STATEMENTS (continued)

There were no transactions in capital shares for Class R, Class K, and Class I for the year ended September 30, 2017.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the real value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater

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NOTES TO FINANCIAL STATEMENTS (continued)

degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$10,367,978	$12,196,920

Total taxable distributions paid	$10,367,978	$12,196,920
Return of Capital	507,896	– 0	–

Total distributions paid	$10,875,874	$12,196,920

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(7,118,307	)(a)
Unrealized appreciation/(depreciation)	(1,790,535	)(b)

Total accumulated earnings/(deficit)	$(8,908,842	)(c)

(a)

As of September 30, 2018, the Fund had a net capital loss carry forward of $7,118,307. During the fiscal year, the Fund utilized $358,930 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Fund had a net short-term capital loss carryforward of $1,381,020 and a net long-term capital loss carryforward of $5,737,287, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.40		$ 10.31		$ 9.97		$ 10.49		$ 10.60

Income From Investment Operations
Net investment income(a)(b)	.38		.33		.34		.39		.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)		.12		.37		(.39)		(.06)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.22		.45		.71		– 0	–	.32

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.36)		(.37)		(.48)		(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Return of capital	(.02)		– 0	–	– 0	–	(.04)		– 0	–

Total dividends and distributions	(.38)		(.36)		(.37)		(.52)		(.43)

Net asset value, end of period	$ 10.24		$ 10.40		$ 10.31		$ 9.97		$ 10.49

Total Return
Total investment return based on net asset value(d)	2.23%		4.44%		7.29	%†	(.09)%		2.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,897		$23,596		$27,656		$32,515		$56,628
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.95%		.95%		1.04%		1.05%		1.05%
Expenses, before waivers/reimbursements(e)	1.05%		1.04%		1.11%		1.13%		1.13%
Net investment income(b)	3.69%		3.18%		3.42%		3.77%		3.57%
Portfolio turnover rate	39%		46%		57%		40%		40%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios:	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.40		$ 10.30		$ 9.96		$ 10.48		$ 10.59

Income From Investment Operations
Net investment income(a)(b)	.30		.25		.27		.32		.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)		.13		.37		(.40)		(.07)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.14		.38		.64		(.08)		.24

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.28)		(.30)		(.40)		(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Return of capital	(.01)		– 0	–	– 0	–	(.04)		– 0	–

Total dividends and distributions	(.31)		(.28)		(.30)		(.44)		(.35)

Net asset value, end of period	$ 10.23		$ 10.40		$ 10.30		$ 9.96		$ 10.48

Total Return
Total investment return based on net asset value(d)	1.37%		3.76%		6.52	%†	(.79)%		2.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,412		$27,083		$30,478		$29,336		$32,323
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.70%		1.70%		1.77%		1.75%		1.75%
Expenses, before waivers/reimbursements(e)	1.80%		1.79%		1.85%		1.84%		1.84%
Net investment income(b)	2.95%		2.43%		2.68%		3.07%		2.87%
Portfolio turnover rate	39%		46%		57%		40%		40%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios:	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.39		$ 10.30		$ 9.95		$ 10.48		$ 10.59

Income From Investment Operations
Net investment income(a)(b)	.41		.36		.37		.42		.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)		.12		.38		(.40)		(.06)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.24		.48		.75		.02		.35

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.39)		(.40)		(.50)		(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Return of capital	(.02)		– 0	–	– 0	–	(.05)		– 0	–

Total dividends and distributions	(.41)		(.39)		(.40)		(.55)		(.46)

Net asset value, end of period	$ 10.22		$ 10.39		$ 10.30		$ 9.95		$ 10.48

Total Return
Total investment return based on net asset value(d)	2.38%		4.80%		7.69	%†	.11%		3.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$225,703		$283,856		$268,421		$217,429		$296,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.69%		.70%		.77%		.75%		.75%
Expenses, before waivers/reimbursements(e)	.80%		.79%		.84%		.84%		.84%
Net investment income(b)	3.94%		3.45%		3.66%		4.07%		3.86%
Portfolio turnover rate	39%		46%		57%		40%		40%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios:	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.40		$ 10.31		$ 9.97		$ 10.49		$ 10.60

Income From Investment Operations
Net investment income(a)(b)	.35		.31		.32		.37		.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)		.11		.37		(.40)		(.07)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.19		.42		.69		(.03)		.29

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.33)		(.35)		(.45)		(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Return of capital	(.02)		– 0	–	– 0	–	(.04)		– 0	–

Total dividends and distributions	(.36)		(.33)		(.35)		(.49)		(.40)

Net asset value, end of period	$ 10.23		$ 10.40		$ 10.31		$ 9.97		$ 10.49

Total Return
Total investment return based on net asset value(d)	1.87%		4.17%		7.03%		(.31)%		2.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10		$10		$10		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.20%		1.20%		1.28%		1.25%		1.25%
Expenses, before waivers/reimbursements(e)	1.32%		1.30%		1.35%		1.33%		1.34%
Net investment income(b)	3.43%		2.96%		3.17%		3.55%		3.38%
Portfolio turnover rate	39%		46%		57%		40%		40%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios:	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.40		$ 10.31		$ 9.96		$ 10.49		$ 10.60

Income From Investment Operations
Net investment income(a)(b)	.38		.33		.34		.39		.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)		.12		.38		(.40)		(.07)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.21		.45		.72		(.01)		.32

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.36)		(.37)		(.48)		(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Return of capital	(.02)		– 0	–	– 0	–	(.04)		– 0	–

Total dividends and distributions	(.38)		(.36)		(.37)		(.52)		(.43)

Net asset value, end of period	$ 10.23		$ 10.40		$ 10.31		$ 9.96		$ 10.49

Total Return
Total investment return based on net asset value(d)	2.12%		4.43%		7.40	%†	(.16)%		3.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10		$10		$10		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.95%		.95%		1.03%		1.00%		1.00%
Expenses, before waivers/reimbursements(e)	1.06%		1.04%		1.08%		1.07%		1.08%
Net investment income(b)	3.67%		3.21%		3.41%		3.80%		3.63%
Portfolio turnover rate	39%		46%		57%		40%		40%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios:	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30,
	2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.40		$ 10.31		$ 9.97		$ 10.49		$ 10.60

Income From Investment Operations
Net investment income(a)(b)	.40		.36		.37		.42		.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)		.12		.37		(.39)		(.07)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.25		.48		.74		.03		.35

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.39)		(.40)		(.50)		(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Return of capital	(.02)		– 0	–	– 0	–	(.05)		– 0	–

Total dividends and distributions	(.41)		(.39)		(.40)		(.55)		(.46)

Net asset value, end of period	$ 10.24		$ 10.40		$ 10.31		$ 9.97		$ 10.49

Total Return
Total investment return based on net asset value(d)	2.47%		4.69%		7.60	%†	.26%		3.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10		$10		$9		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.70%		.70%		.78%		.75%		.75%
Expenses, before waivers/reimbursements(e)	.77%		.75%		.84%		.84%		.84%
Net investment income(b)	3.93%		3.46%		3.70%		4.10%		3.95%
Portfolio turnover rate	39%		46%		57%		40%		40%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 85.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended September 30, 2018 and year ended September 30, 2017, such waiver amounted to .01% and .02%, respectively.

†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Limited

Duration High Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Limited Duration High Income Portfolio (the “Fund”), (one of the funds constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Bond Fund, Inc.) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 28, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2018. For foreign shareholders, 65.74% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Ivan Rudolph-Shabinsky(2), Vice President William Smith(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team.
Mr. Gershon M. Distenfeld, Mr. William Smith and Mr. Ivan Rudolph-Shabinsky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr,##,^ 86 (1998)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; and Director of Partners Community Physicians Organization (healthcare) from 2014 until November 2016; and Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	94	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*

The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department - Mutual Fund Legal 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Funds’ Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualification to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Foulk is expected to retire as a Director effective December 31, 2018.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is listed below.

NAME, ADDRESS,* AND AGE	POSITIONS HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 58	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Ivan Rudolph-Shabinsky 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

William Smith, 31	Vice President	Senior Vice President of the Adviser** with which he has been associated since prior to 2013.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Adviser with which he has been associated since prior to 2013.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2013.

Phyllis J. Clarke, 57	Controller	Vice President of ABIS,** with which she has been associated since prior to 2013.

Vincent S. Noto, 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 relating to a Joint Meeting of Shareholders originally scheduled to be held on October 11, 2018 and for certain AB Funds subsequently adjourned to November 14, 2018, the approval of new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Limited Duration High Income Portfolio (the “Fund”), arises from the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

The AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The AB Boards approved the Proposed Agreements and the Interim Advisory Agreements at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Boards’ approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the

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substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Limited Duration High Income Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund

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will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective since January 1, 2017) with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the

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Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since January 1, 2017, when the advisory fee was reduced and the Adviser had set the Fund’s expense cap at a correspondingly lower level. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the

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Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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AB LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

LDHI-0151-0918

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Limited Duration High Income Portfolio	2017	$111,484	$25	$24,791
	2018	$114,484	$(2)	$23,952

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Limited Duration High Income Portfolio	2017	$654,271	$24,816
			$(25)
			$(24,791)
	2018	$673,414	$23,950
			$2
			$(23,952)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2018